EXHIBIT 99.1

TOMI Announces Appointment of David Vanston as Chief Financial Officer

FREDERICK, Md., June 5, 2025 (GLOBE NEWSWIRE) -- TOMI Environmental Solutions, Inc.® (“TOMI”) (NASDAQ: TOMZ), a global company specializing in disinfection and decontamination solutions, today announced the appointment of Mr. David Vanston as Chief Financial Officer, effective May 30, 2025.

Mr. Vanston brings more than 25 years of international financial leadership experience across the life sciences, manufacturing, and technology sectors. He has held senior finance roles at both private equity-backed and publicly traded companies, including CFO positions at Jon-Don, Flexan, Arcmed-Diba Industries, and VolitionRx. Over his career, he has led global finance organizations and played a key role in strategic planning, financial reporting, and operational efficiency. Mr. Vanston holds an MBA from Warwick University and is a Fellow of the Chartered Certified Accountants in the United Kingdom.

“We are pleased to welcome David to TOMI,” said Dr. Halden Shane, Chief Executive Officer of TOMI. “David’s extensive background across multiple sectors including life sciences and manufacturing makes him an excellent fit for our organization as we continue executing on our growth strategy. I’d also like to thank Nick Jennings for his longstanding service to TOMI and his support during the recent leadership transition—we wish him all the best in his retirement.”

TOMI™ Environmental Solutions, Inc.: Innovating for a safer world®

TOMI™ Environmental Solutions, Inc. (NASDAQ: TOMZ ) is a global decontamination and infection prevention company, providing environmental solutions for disinfection through the manufacturing, sales and licensing of its premier Binary Ionization Technology® (BIT™) platform. Invented under a defense grant in association with the Defense Advanced Research Projects Agency (DARPA) of the U.S. Department of Defense, BIT™ solution utilizes a low percentage hydrogen peroxide as its only active ingredient and uses patented ionized Hydrogen Peroxide (iHP™) technology in all SteraMist systems to create superior disinfection. TOMI products are designed to service a broad spectrum of use sites, including, but not limited to, hospitals and medical facilities, biosafety labs, pharmaceutical facilities, commercial and office buildings, schools, restaurants, meat and produce processing facilities, and police and fire departments.

For additional information, please visit http://www.steramist.com or contact us at info@tomimist.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to TOMI’s growth strategies. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, our ability to maintain and manage growth and generate sales, our reliance on a single or a few products for a majority of revenues; the general business and economic conditions; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed by us with the SEC and other periodic reports we filed with the SEC. The information provided in this document is based upon the facts and circumstances known at this time. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and we undertake no duty to update such information, except as required under applicable law.

INVESTOR RELATIONS CONTACT:

John Nesbett/Rosalyn Christian

IMS Investor Relations

tomi@imsinvestorrelations.com